                                                                      Exhibit 11


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated November 12, 1997, and to all references to our Firm included in or made a part of this registration statement on Form N-1A of Nuveen Investment Trust II, comprising the Nuveen Rittenhouse Growth Fund.

                                              ARTHUR ANDERSEN LLP



Chicago, Illinois
November 12, 1997